Exhibit 10.22

AMENDMENT TO

AMENDED AND RESTATED EMPLOYMENT

AND CHANGE IN CONTROL AGREEMENT

WHEREAS, Post Properties, Inc., Post Apartment Homes, L.P., and Post Services, LLC (as successor to Post Services, Inc.) (collectively, the “Post Group”) and David C.Ward (“Executive”) previously entered into the Amended and Restated Employment and Change in Control Agreement dated April 4, 2011 (“Agreement”); and

WHEREAS, the Post Group and Executive desire to amend the Agreement to reflect the Executive’s current title and to clarify the definition of “Good Reason”.

NOW, THEREFORE, in consideration of Executive’s continued employment with the Post Group, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree to amend the Agreement as follows:

1.      Section 1.13(1)(c) of the Agreement is hereby amended to read as follows:

“(c)   at any time after a Change in Control, but before the end of Executive’s Protection Period (without Executive’s express written consent), there is a transfer of Executive’s primary work site to a location outside the Dallas, Texas metropolitan area or, if Executive subsequently consents in writing to such a transfer under this Agreement, from the primary work site that was the subject of such consent, to a new primary work site that is more than thirty-five (35) miles from Executive’s then current primary work site, unless such new primary work site is closer to Executive’s primary residence than Executive’s then current primary work site; or”

2.      Section 2.2 of the Agreement is hereby amended by changing the first sentence to read as follows:

“Executive’s title at the Post Group shall be Executive Vice President and Chief Investment Officer, and Executive initially shall be responsible for the investments currently made by the Post Group, for recommending an investment and development strategy and for implementing the investment and development strategy adopted, which implementation shall include making recommendations on possible acquisitions and dispositions and developments based on the investment and development strategy adopted.”

3.      This Amendment shall be effective as of the date set forth below. Except as amended herein, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the members of the Post Group and Executive have executed this Amendment this 22nd day of September, 2015.

POST PROPERTIES, INC.

By:	/s/ David P. Stockert
Name:	David P. Stockert
Title:	CEO and President

POST APARTMENT HOMES, L.P.
By: Post GP Holdings, Inc.

By:	/s/ David P. Stockert
Name:	David P. Stockert
Title:	CEO and President

POST SERVICES, LLC
By: Post Apartment Homes, L.P.

By:	/s/ David P. Stockert
Name:	David P. Stockert
Title:	CEO and President

EXECUTIVE

/s/ David C. Ward
David C. Ward